                                                                    Exhibit 20.1

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class A-1




Original Principal Balance                                                                     222,000,000.00



                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS      BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                                 0.00           0.000000

                 Principal Amount of Notes as of Current Distribution Date                               0.00           0.000000

                                                 Pool Factor                                         0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                            0.00                            0.000000
                 Plus: Prior Principal Carryover                                        0.00                            0.000000
                                                                            ----------------
                 Total Principal Distributable Amount                                   0.00                            0.000000

                 Principal Distribution Amount                                          0.00                            0.000000
                                                                            ----------------

                 Current Principal Carryover                                                             0.00           0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                             0.00                            0.000000
                 Plus: Prior Interest Carryover                                         0.00                            0.000000
                                                                            ----------------
                 Total Interest Distributable Amount                                    0.00                            0.000000

                 Interest Distribution Amount                                           0.00                            0.000000
                                                                            ----------------

                 Current Interest Carryover                                                              0.00           0.000000


                                                                                                                  PER $1000
                                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                         ORIG PRIN BAL

                 Aggregate Principal Balance                                1,103,927,914.43

                 Overcollateralization Amount                                  71,755,314.44

                 Servicing Fee                                                  1,201,047.00                            0.800698

                 Spread Account                                                11,039,279.14
                 Net Change in Spread Account                                    (490,770.22)

                 Net Collections                                               57,486,852.02

                 Aggregate Principal Balance of Delinquent Contracts            5,032,898.15

                 Aggregate Excess Spread Amount                                 4,970,089.04
                 Total Initial Spread Deposit Repayment                        (4,970,089.04)
                                                                            ----------------
                 Certificate Distributable Amount                                         --
                                                                            ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class A-2




Original Principal Balance                                                                     555,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS         BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                       401,376,895.09            723.201613

                 Principal Amount of Notes as of Current Distribution Date                     361,658,861.15            651.637588

                                                 Pool Factor                                         0.651638

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                   39,718,033.94                              71.564025
                 Plus: Prior Principal Carryover                                        0.00                               0.000000
                                                                            ----------------
                 Total Principal Distributable Amount                          39,718,033.94                              71.564025

                 Principal Distribution Amount                                 39,718,033.94                              71.564025
                                                                            ----------------

                 Current Principal Carryover                                                             0.00              0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                       505,065.93                               0.910029
                 Plus: Prior Interest Carryover                                         0.00                               0.000000
                                                                            ----------------
                 Total Interest Distributable Amount                              505,065.93                               0.910029

                 Interest Distribution Amount                                     505,065.93                               0.910029
                                                                            ----------------

                 Current Interest Carryover                                                              0.00              0.000000


                                                                                                                 BA9 - SUM OF(4:6)
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

                 Aggregate Principal Balance                                1,103,927,914.43

                 Overcollateralization Amount                                  71,755,314.44

                 Servicing Fee                                                  1,201,047.00                               0.800698

                 Spread Account                                                11,039,279.14
                 Net Change in Spread Account                                    (490,770.22)

                 Net Collections                                               57,486,852.02

                 Aggregate Principal Balance of Delinquent Contracts            5,032,898.15

                 Aggregate Excess Spread Amount                                 4,970,089.04
                 Total Initial Spread Deposit Repayment                        (4,970,089.04)
                                                                            ----------------
                 Certificate Distributable Amount                                          -
                                                                            ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class A-3




Original Principal Balance                                                                     200,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS         BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                       200,000,000.00           1000.000000

                 Principal Amount of Notes as of Current Distribution Date                     200,000,000.00           1000.000000

                                                 Pool Factor                                         1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                            0.00                               0.000000
                 Plus: Prior Principal Carryover                                        0.00                               0.000000
                                                                            ----------------
                 Total Principal Distributable Amount                                   0.00                               0.000000

                 Principal Distribution Amount                                          0.00                               0.000000
                                                                            ----------------

                 Current Principal Carryover                                                             0.00              0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                       365,000.00                               1.825000
                 Plus: Prior Interest Carryover                                         0.00                               0.000000
                                                                            ----------------
                 Total Interest Distributable Amount                              365,000.00                               1.825000

                 Interest Distribution Amount                                     365,000.00                               1.825000
                                                                            ----------------

                 Current Interest Carryover                                                              0.00              0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

                 Aggregate Principal Balance                                1,103,927,914.43

                 Overcollateralization Amount                                  71,755,314.44

                 Servicing Fee                                                  1,201,047.00                               0.800698

                 Spread Account                                                11,039,279.14
                 Net Change in Spread Account                                    (490,770.22)

                 Net Collections                                               57,486,852.02

                 Aggregate Principal Balance of Delinquent Contracts            5,032,898.15

                 Aggregate Excess Spread Amount                                 4,970,089.04
                 Total Initial Spread Deposit Repayment                        (4,970,089.04)
                                                                            ----------------
                 Certificate Distributable Amount                                          -
                                                                            ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class A-4




Original Principal Balance                                                                     331,750,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS         BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                       331,750,000.00           1000.000000

                 Principal Amount of Notes as of Current Distribution Date                     331,750,000.00           1000.000000

                                                 Pool Factor                                         1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                            0.00                               0.000000
                 Plus: Prior Principal Carryover                                        0.00                               0.000000
                                                                            ----------------
                 Total Principal Distributable Amount                                   0.00                               0.000000

                 Principal Distribution Amount                                          0.00                               0.000000
                                                                            ----------------

                 Current Principal Carryover                                                             0.00              0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                       776,847.92                               2.341667
                 Plus: Prior Interest Carryover                                         0.00                               0.000000
                                                                            ----------------
                 Total Interest Distributable Amount                              776,847.92                               2.341667

                 Interest Distribution Amount                                     776,847.92                               2.341667
                                                                            ----------------

                 Current Interest Carryover                                                              0.00              0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

                 Aggregate Principal Balance                                1,103,927,914.43

                 Overcollateralization Amount                                  71,755,314.44

                 Servicing Fee                                                  1,201,047.00                               0.800698

                 Spread Account                                                11,039,279.14
                 Net Change in Spread Account                                    (490,770.22)

                 Net Collections                                               57,486,852.02

                 Aggregate Principal Balance of Delinquent Contracts            5,032,898.15

                 Aggregate Excess Spread Amount                                 4,970,089.04
                 Total Initial Spread Deposit Repayment                        (4,970,089.04)
                                                                            ----------------
                 Certificate Distributable Amount                                          -
                                                                            ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class B-1




Original Principal Balance                                                                      56,250,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS         BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                        48,310,906.83            858.860566

                 Principal Amount of Notes as of Current Distribution Date                      46,254,579.61            822.303638

                                                 Pool Factor                                         0.822304

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                    2,056,327.22                              36.556928
                 Plus: Prior Principal Carryover                                        0.00                               0.000000
                                                                            ----------------
                 Total Principal Distributable Amount                           2,056,327.22                              36.556928

                 Principal Distribution Amount                                  2,056,327.22                              36.556928
                                                                            ----------------

                 Current Principal Carryover                                                             0.00              0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                        94,206.27                               1.674778
                 Plus: Prior Interest Carryover                                         0.00                               0.000000
                                                                            ----------------
                 Total Interest Distributable Amount                               94,206.27                               1.674778

                 Interest Distribution Amount                                      94,206.27                               1.674778
                                                                            ----------------

                 Current Interest Carryover                                                              0.00              0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

                 Aggregate Principal Balance                                1,103,927,914.43

                 Overcollateralization Amount                                  71,755,314.44

                 Servicing Fee                                                  1,201,047.00                               0.800698

                 Spread Account                                                11,039,279.14
                 Net Change in Spread Account                                    (490,770.22)

                 Net Collections                                               57,486,852.02

                 Aggregate Principal Balance of Delinquent Contracts            5,032,898.15

                 Aggregate Excess Spread Amount                                 4,970,089.04
                 Total Initial Spread Deposit Repayment                        (4,970,089.04)
                                                                            ----------------
                 Certificate Distributable Amount                                          -
                                                                            ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class C-1




Original Principal Balance                                                                      63,750,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS         BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                        54,767,734.49            859.101717

                 Principal Amount of Notes as of Current Distribution Date                      52,436,575.94            822.534525

                                                 Pool Factor                                         0.822535

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                    2,331,158.55                              36.567193
                 Plus: Prior Principal Carryover                                        0.00                               0.000000
                                                                            ----------------
                 Total Principal Distributable Amount                           2,331,158.55                              36.567193

                 Principal Distribution Amount                                  2,331,158.55                              36.567193
                                                                            ----------------

                 Current Principal Carryover                                                             0.00              0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                       113,643.05                               1.782636
                 Plus: Prior Interest Carryover                                         0.00                               0.000000
                                                                            ----------------
                 Total Interest Distributable Amount                              113,643.05                               1.782636

                 Interest Distribution Amount                                     113,643.05                               1.782636
                                                                            ----------------

                 Current Interest Carryover                                                              0.00              0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

                 Aggregate Principal Balance                                1,103,927,914.43

                 Overcollateralization Amount                                  71,755,314.44

                 Servicing Fee                                                  1,201,047.00                               0.800698

                 Spread Account                                                11,039,279.14
                 Net Change in Spread Account                                    (490,770.22)

                 Net Collections                                               57,486,852.02

                 Aggregate Principal Balance of Delinquent Contracts            5,032,898.15

                 Aggregate Excess Spread Amount                                 4,970,089.04
                 Total Initial Spread Deposit Repayment                        (4,970,089.04)
                                                                            ----------------
                 Certificate Distributable Amount                                          -
                                                                            ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended October 31, 2004
                   for Distribution Date of November 22, 2004
                                    Class D-1




Original Principal Balance                                                                      48,750,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS         BALANCE

                 Principal Amount of Notes as of Prior Distribution Date                        45,811,749.07            939.728186

                 Principal Amount of Notes as of Current Distribution Date                      40,072,583.29            822.001709

                                                 Pool Factor                                         0.822002

PRINCIPAL DISTRIBUTABLE AMOUNT:

                 Note Monthly Principal Distributable Amount                    5,739,165.78                             117.726477
                 Plus: Prior Principal Carryover                                        0.00                               0.000000
                                                                            ----------------
                 Total Principal Distributable Amount                           5,739,165.78                             117.726477

                 Principal Distribution Amount                                  5,739,165.78                             117.726477
                                                                            ----------------

                 Current Principal Carryover                                                             0.00              0.000000


INTEREST DISTRIBUTABLE AMOUNT:

                 Note Monthly Interest Distributable Amount                       121,019.37                               2.482449
                 Plus: Prior Interest Carryover                                         0.00                               0.000000
                                                                            ----------------
                 Total Interest Distributable Amount                              121,019.37                               2.482449

                 Interest Distribution Amount                                     121,019.37                               2.482449
                                                                            ----------------

                 Current Interest Carryover                                                              0.00              0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

                 Aggregate Principal Balance                                1,103,927,914.43

                 Overcollateralization Amount                                  71,755,314.44

                 Servicing Fee                                                  1,201,047.00                               0.800698

                 Spread Account                                                11,039,279.14
                 Net Change in Spread Account                                    (490,770.22)

                 Net Collections                                               57,486,852.02

                 Aggregate Principal Balance of Delinquent Contracts            5,032,898.15

                 Aggregate Excess Spread Amount                                 4,970,089.04
                 Total Initial Spread Deposit Repayment                        (4,970,089.04)
                                                                            ----------------
                 Certificate Distributable Amount                                          -
                                                                            ================